Exhibit 10.13

INVOICE CL-2308/09

CL TECHNOLOGIES (INTERNATIONAL) SDN BHD

COMPANY ID: 201901005005 (1314332-U)

NO 43-2, JALAN BESAR KEPONG,

52100 KEPONG,

KUALA LUMPUR

Bill to :

RAMS SOLUTIONS SDN BHD

B-04-05, TAMARIND SQUARE,	Invoice Date :	15/08/2023

PERSIARAN MULTIMEDIA,	Terms :	CASH ON DELIVERY

63000, CYBERJAYA, SELANGOR	Your Ref. :

No	Item & Description	Qty	Rate	Amount
1	POWERBANK CHARGING STATION	51.00	8,750.00	446,250.00

	24slot Charging Port
	● 24” LCD Display
	● Androind Ver
	● wifi/ Simcard Internet Support
	● Powerbank Dispenser Prt

	*Included 24 Unit Power bank

2	DISCOUNT	1.00	-6,450.00	(6,450.00)

RINGGIT MALAYSIA : FOUR HUNDRED THIRTY NINE THOUSAND AND EIGHT HUNDRED ONLY	Total (RM)	439,800.00

Notes

Thanks for your business.

Terms & Condition :

Term : COD
Kindly pay to	: Maybank account :	5645 8434 2333 @ CL Technologies (International) Sdn Bhd
	: Affin Bank account :	105380005109 @ CL Technologies (International) Sdn Bhd

CL TECHNOLOGIES (INTERNATIONAL) SDN BHD (1314332-U) No 43-1, Jalan Besar Kepong,
52100 Kepong, Kuala Lumpur
Tel: +60 3 3310 0089 Email : sales@sagtec.biz

SALES ORDER

DATE: 10/08/2023

TO :	RAMS SOLUTIONS SDN BHD

B-04-05, TAMARIND SQUARE, PERSIARAN MULTIMEDIA, 63000, CYBERJAYA, SELANGOR

NO	DESCRIPTION	QTY	UNIT PRICE	TOTAL
1	POWERBANK CHARGING STATION	51	8,750.00	446,250.00

	24slot Charging Port
	● 24” LCD Display
	● Androind Ver
	● wifi/ Simcard Internet Support
	● Powerbank Dispenser Prt

	*Included 24 Unit Power bank

2	DISCOUNT	1	-6,450.00	-6,450.00

	Sub Total (RM) :		439,800.00

Confirmed by Client :	Prepared by:

/s/ Ng Chen Lok
Acknowledged By:	Sales Person: Ng Chen Lok

CL TECHNOLOGIES (INTERNATIONAL) SDN BHD (1314332-U) No 43-1, Jalan Besar Kepong,
52100 Kepong, Kuala Lumpur
Tel: +60 3 3310 0089 Email : sales@sagtec.biz

DELIVERY ORDER

DO NO :	DO-2308/09
INVOICE NO :	CL-2308/09
DATE :	15/08/2023

TO :	RAMS SOLUTIONS SDN BHD

B-04-05, TAMARIND SQUARE, PERSIARAN MULTIMEDIA, 63000, CYBERJAYA, SELANGOR

NO	DESCRIPTION	QTY	UNIT PRICE	TOTAL
1	POWERBANK CHARGING STATION	51	8,750.00	446,250.00

	24slot Charging Port
	● 24” LCD Display
	● Androind Ver
	● wifi/ Simcard Internet Support
	● Powerbank Dispenser Prt

	*Included 24 Unit Power bank

2	DISCOUNT	1	-6,450.00	-6,450.00

	Sub Total (RM) :		439,800.00

Confirmed by Client :

Acknowledged By:

3